SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of [ ], by and among Senesco Technologies, Inc., a Delaware corporation (the "Company"), and those persons listed on the signature pages attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company desires to sell, transfer and assign to the Purchasers, and the Purchasers desire to purchase from the Company: (i) a minimum of 571,428 shares (the "Shares") of the Company's restricted common stock, $0.01 par value per share (the "Common Stock"), and warrants to purchase 250,000 shares of Common Stock (the "Warrants") for an aggregate purchase price of $1,000,000; and (ii) a maximum of 1,714,286 Shares of Common Stock and Warrants to purchase 750,000 shares of Common Stock for an aggregate purchase price of $3,000,000 (the Warrants, together with the Shares, shall be referred to herein as the "Securities");

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION I

                       PURCHASE AND SALE OF THE SECURITIES
                       -----------------------------------

     A. Purchase and Sale. Subject to the terms and conditions of this Agreement
        -----------------
and on the basis of the representations, warranties, covenants and agreements herein contained, the Company hereby agrees to sell, transfer, assign and convey the respective number of Securities to each Purchaser as set forth on the signature pages attached hereto, and each Purchaser agrees to purchase, acquire and accept their respective number of Securities from the Company as set forth on the signature pages attached hereto.

     B. Purchase  Price.  The  Securities are hereby offered at a price of $1.75
        ---------------
per unit, equal to one share of Common Stock and a Warrant to purchase 0.4375 shares of Common Stock. The aggregate purchase price for the Securities to be paid by the Purchasers to the Company is a minimum of $1,000,000 and a maximum of $3,000,000 (the "Aggregate Purchase Price"). The Aggregate Purchase Price shall be paid by the Purchasers to the Company on the Closing Date either via certified bank check or irrevocable wire transfer and shall be paid by the Purchasers in the amounts set forth on the signature pages attached hereto. The parties to this Agreement agree that, as soon as reasonably practicable after the date hereof, they shall allocate, in good faith, the purchase price between the Shares and Warrants so purchased.

     C. Warrants.  Fifty  percent  (50%) of the Warrants  shall have an exercise
        --------
price of $2.00 per share and fifty percent (50%) of the Warrants shall have an exercise price of $3.25 per share.

                                   SECTION II

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                          AND AGREEMENTS OF THE COMPANY
                          -----------------------------

     The Company represents and warrants to, and covenants and agrees with, the Purchasers, as of the date hereof, that:

     A. Organization;   Good  Standing.  The  Company  is  a   corporation  duly
        ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged.

     B. Authority. The Company has the full corporate power, authority and legal
        ---------
right to execute and deliver this Agreement and to perform all of its obligations and covenants hereunder, and no consent or approval of any other person or governmental authority is required therefore. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations and covenants hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

     C. No Legal Bar;  Conflicts.  Neither the  execution  and  delivery of this
        ------------------------
Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation, as amended, or By-Laws of the Company or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

     D. Non-Assessable  Shares. The Securities being issued hereunder have been
        ----------------------
duly authorized and, the Shares, when issued to the Purchasers for the consideration herein provided, and the shares of Common Stock issued upon the proper exercise of the Warrants, will be validly issued, fully paid and non-assessable.

                                   SECTION III

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                        AND AGREEMENTS OF THE PURCHASERS
                        --------------------------------

     Each Purchaser, severally, and not jointly, represents and warrants to, and covenants and agrees with, the Company, as of the date hereof, that:

     A. Organization (if  applicable).  The  Purchaser is, and as of the Closing
        -----------------------------
will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     B. Authorization.  The  Purchaser has, and as of the Closing will have, all
        -------------
requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

     C. No Legal Bar;  Conflicts.  Neither the  execution  and  delivery of this
        ------------------------
Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

     D. No  Litigation.  No action,  suit or  proceeding  against the  Purchaser
        --------------
relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Purchaser seeking to delay or enjoin any such transactions is pending or, to the Purchaser's knowledge, threatened.

     E. Investment Intent. The Purchaser:  (i) is an accredited  investor within
        -----------------
the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Act"); (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement, specifically the restrictions imposed by Rule 144 of the Act, and is aware that the certificates representing the Purchaser's respective ownership of the Securities will bear related restrictive legends; and (iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Act in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Rule 506 promulgated pursuant to Regulation D of the Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares. The Purchaser represents that the Accredited Investor Questionnaire provided to the Company is true and complete in all respects. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Securities, and the officers of the Company have made available to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company. The Purchaser has been given the opportunity to retain competent legal counsel in connection with the purchase of the Securities and acknowledges that the Company has relied upon the Purchaser's representations in this Section 3 in offering and selling the Securities to the Purchaser.

     F. Economic Risk; Restricted Securities.  The Purchaser recognizes that the
        ------------------------------------
investment in the Securities involves a number of significant risks. The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon. The Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

     G. Access to Information.
        ---------------------
          (i) The Purchaser has received and reviewed a copy of the following documents of the Company:

          1.   Private Placement Memorandum dated November 1, 2001;
          2.   Annual Report on Form 10-KSB for the year ended June 30, 2001;
          3. Definitive Proxy Statement for the 2001 Annual Meeting of Stockholders;
          4. Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001; and
          5. Any press releases issued after the Company's most recently filed Form 10-QSB.

          (ii) The Purchaser represents that it has not received any information about the Company other than what has been disclosed in the documents set forth above, and has had the opportunity to ask questions of, and receive answers from, the Company regarding the foregoing documents.

     H. Suitability.  The  Purchaser has carefully  considered,  and has, to the
        -----------
extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Securities is a suitable investment.

     I. Legend. The Purchaser acknowledges that the certificates  evidencing the
        ------
Securities will bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE ISSUER THAT
          REGISTRATION    IS   NOT   REQUIRED   UNDER  THE  ACT.

                                   SECTION IV

                      THE CLOSING AND CONDITIONS TO CLOSING
                      -------------------------------------

     A. Time and Place of the Closing.  The closing shall be held at the offices
        -----------------------------
of Hale and Dorr LLP, 650 College Road East, Princeton, New Jersey 08540, on [ ] (the "Closing Date"), or such other time and place as the Company and the Purchasers may mutually agree.

     B. Delivery by the Company. Delivery of the Securities shall be made by the
        -----------------------
Company, or by its transfer agent, as applicable, to the Purchasers as soon as reasonably practicable after the Closing Date by delivering certificates representing their respective portion of Securities as set forth on the signature pages attached hereto, each such certificate to be accompanied by any requisite documentary or transfer tax stamps.

     C. Delivery  by the  Purchasers.   On or  before  the  Closing  Date,  each
        ----------------------------
Purchaser shall deliver to the Company its respective portion of the Aggregate Purchase Price, based on the number of Securities purchased by such Purchaser as set forth on the signature pages attached hereto, by certified bank check or by irrevocable wire transfer to the Company's escrow agent as per the escrow instructions attached hereto as Exhibit A.
                                ---------

     D. Minimum  Investment.  The  consummation  of the sale and issuance of the
        -------------------
Securities   hereunder   shall  be  conditioned   upon  the  Company   receiving
subscriptions of at least $1,000,000.

     E. Registration  Rights  Agreement.  The  Company  shall  deliver  to  each
        -------------------------------
Purchaser, and each Purchaser shall deliver to the Company, an executed copy of that certain Registration Rights Agreement made by and among the Company and the Purchasers of even date herewith.

     F. Other  Conditions  to Closing.  As of the Closing  Date,  all  requisite
        -----------------------------
action by the Company's Board of Directors shall have been taken pursuant to the By-Laws of the Company.

                                    SECTION V

                                  MISCELLANEOUS
                                  -------------

     A. Entire Agreement.  This Agreement  contains the entire agreement between
        ----------------
the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

     B. Invalidity,  Etc. If any provision of this Agreement, or the application
        ----------------
of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     C. Headings.  The  headings  of  this  Agreement  are  for  convenience  of
        --------
reference only and are not part of the substance of this Agreement.

     D. Binding  Effect.  This Agreement  shall be binding upon and inure to the
        ---------------
benefit of the parties hereto and their respective successors and assigns.

     E. Governing  Law.  This  Agreement  shall be  governed by and construed in
        --------------
accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.

     F. Counterparts.  This  Agreement  may be executed in one or more identical
        ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                                   * * * * * *

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                       COMPANY:

                                       SENESCO TECHNOLOGIES, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       PURCHASERS:

                                       [If an entity]

                                       Entity Name:
                                                   -----------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------
                                          Address:
                                                  ------------------------------

                                          --------------------------------------
                                          Telecopy:
                                                   -----------------------------

                                       [If an individual]


                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------
                                          Address:
                                                  ------------------------------

                                          --------------------------------------
                                          Telecopy:
                                                   -----------------------------


                                 (a) Investment Amount: $
                                                         ----------

                                 (b) Number of shares of Common Stock
                                     (line (a) divided by $1.75):        shares
                                                                 --------

                                 (c) Warrants to purchase shares of Common Stock
                                     (line (b) multiplied by 0.4375):
                                                                     -----------
                                     warrant shares

                                         Schedule of Parties
                                         -------------------
                                                 to
                                                 --
Securities Purchase Agreements in Connection with the Private Placement to Certain Accredited Investors
-------------------------------------------------------------------------------------------------------

   Date of                                      Aggregate             Common Stock           Warrants
   Agreement         Investor                   Investment               Issued               Issued
--------------     -----------------          -----------------     -----------------      -------------

    2/21/02        Moises Bucay Bissu            $175,000                100,000              43,750
    2/27/02        Leslie C. Quick III           $100,000                 57,143              25,000
    3/12/02        Alan J. Rubin                  $87,500                 50,000              21,875
    3/15/02        Periscope Partners, L.P.      $100,000                 57,143              25,000
    4/12/02        Seneca Capital, L.P.        $1,500,000                857,143             750,000
    4/17/02        Apriori Investments Ltd.      $350,000                200,000              87,500